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                                                                  EXHIBIT 10.23

                              REVOLVING CREDIT NOTE

$5,727,272.73                                                 New York, New York
                                                                 August 14, 1996

                  FOR VALUE RECEIVED, the undersigned, AIRCRAFT BRAKING SYSTEMS CORPORATION and ENGINEERED FABRICS CORPORATION (collectively, the "Borrowers"), hereby jointly and severally and unconditionally promise to pay to the order of NBD BANK (the "Lender") at the office of The Chase Manhattan Bank (formerly known as Chemical Bank) located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States and in immediately available funds, the principal amount of the lesser of (a) FIVE MILLION SEVEN HUNDRED AND TWENTY-SEVEN THOUSAND TWO HUNDRED AND SEVENTYTWO AND SEVENTY-THREE ONE HUNDREDTHS Dollars ($5,727,272.73) and (b) the aggregate unpaid principal amount of all loans made by the Lender to the undersigned pursuant to subsection 2.1 of the Credit Agreement, as hereinafter defined. The undersigned further jointly and severally agree to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof until such amount shall become due and payable (whether at the stated maturity, by acceleration or otherwise) at a rate or rates per annum as specified in subsection 2.13 of the Credit Agreement until such amount is paid in full (as well after and before judgment, to the extent permitted by law).

                  The holder of this Revolving Credit Note is authorized to endorse the date, Type, and amount of each Revolving Credit Loan made pursuant to subsection 2.1 of the Credit Agreement, the date and amount of each payment or prepayment of principal with respect thereto and each conversion of all or a portion thereof made pursuant to subsection 2.11 of the Credit Agreement, and, in the case of Eurodollar Loans, the interest rate and the Interest Period with respect thereto, on Schedules A and B annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed, provided that neither the failure to make (nor any error in the making of) any such recordation shall limit or otherwise affect the obligation of the undersigned hereunder or under the Credit Agreement with respect to any loan and payments of principal or interest under this Revolving Credit Note.

                  This Revolving Credit Note is one of the Revolving Credit Notes referred to in the Amended and Restated Credit Agreement, dated as of August 14, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the undersigned, the Lender, the other financial institutions party thereto, Lehman Commercial Paper Inc., as Documentation Agent, and The Chase Manhattan Bank, as Administrative Agent, and is entitled to the benefits thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein.

                  Upon the occurrence of any one or more of the Events of
Default specified in such Credit Agreement, all amounts then remaining unpaid on this Revolving Credit Note shall become, or may be declared to be, immediately due and payable, all as provided therein.
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                                                                               2


                  This Revolving Credit Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

AIRCRAFT BRAKING SYSTEMS

  CORPORATION

By: /s/ Kenneth M. Schwartz
   __________________________
   Name:
   Title:

ENGINEERED FABRICS CORPORATION

By: /s/ Kenneth M. Schwartz
   __________________________
   Name:
   Title:
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                                                                      SCHEDULE A

                      ABR LOANS AND REPAYMENT OF ABR LOANS

===================================================================================================================================
                                                       Amount of                    Unpaid Principal
                          Amount of                    ABR Loans                    Balance of ABR                  Notation
        Date              ABR Loan                     Repaid                       Loans                           Made by
- -----------------------------------------------------------------------------------------------------------------------------------

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                                                                      SCHEDULE B

               EURODOLLAR LOANS AND REPAYMENTS OF EURODOLLAR LOANS

===================================================================================================================================
                                                  Eurodollar                                        Unpaid
                                                  Interest Period                                   Principal
                                                  and Eurodollar           Amount of                Balance of
                         Amount of                Rate with                Eurodollar               Eurodollar        Notation Made
         Date            Eurodollar Loan          Respect Thereto          Loans Repaid             Loans             by
- -----------------------------------------------------------------------------------------------------------------------------------